Filed pursuant to Rule 497(a) File No. 333-188280 Rule 482ad

Full Circle Capital Announces Offering of Notes Due 2020

RYE BROOK, NY, June 19, 2013 – Full Circle Capital Corporation (NASDAQ:FULL) (“Full Circle”) today announced the commencement of a registered public offering of Notes due 2020 (the "Notes").

The Notes are expected to be listed on the NASDAQ Capital Market and to trade thereon within 30 days of the original issue date under the trading symbol "FULLL."

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and William Blair & Company, LLC are acting as joint book-running managers. Maxim Group LLC, MLV & Co. LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (OTCBB: NHLD), are acting as lead managers. C&Co/PrinceRidge LLC and Dominick & Dominick LLC are acting as co-managers.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of Full Circle before investing. The preliminary prospectus, which is subject to completion and dated June 19, 2013, contains a description of these matters and other important information about Full Circle and should be read carefully before investing.

The preliminary prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to the Notes has been filed with the Securities and Exchange Commission but has not yet become effective. The Notes may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This offering is being made solely by means of a preliminary prospectus and related final prospectus, copies of which may be obtained from any of the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, New York 11747, or by telephone at (800) 573-2541; or William Blair & Company, LLC, by telephone at 312-236-1600 or via email request: prospectus@williamblair.com.

About Full Circle Capital

Full Circle Capital Corporation (NASDAQ: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle Capital lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle Capital's filings with the Securities and Exchange Commission. Full Circle Capital undertakes no duty to update any forward-looking statements to reflect subsequent events.

Company Contact:	Investor Relations Contacts:
John E. Stuart, CEO	Stephanie Prince/Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
jstuart@fccapital.com	sprince@lhai.com

###